Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code, each of the undersigned, Thomas L. Korner, Chief Executive Officer of Everflow Eastern Partners, L.P. (the “Company”), and William A. Siskovic, Chief Financial Officer of the Company, hereby certify that, to his knowledge:
(1) the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.
Dated: May 15, 2009

/s/ Thomas L. Korner
Thomas L. Korner
Chief Executive Officer

/s/ William A. Siskovic
William A. Siskovic
Chief Financial Officer